Exhibit 10.22

PREMISES LEASE CONTRACT

This PREMISES LEASE CONTRACT (Contract No.: CSS-FJHT-FWZL-2013-132) is entered into at Beijing in March 2013 by and between

Landlord (Party A): China National Software and Service Co., Ltd.

Tenant (Party B): AutoNavi Software Co., Ltd.

In accordance with the Contract Law of the People’s Republic of China , the Law of the People’s Republic of China on the Administration of Urban Real Estate and other relevant laws and regulations, and on an equal and willing basis, Party A and Party B enter into this Contract upon consultation to specify the rights and obligations of Party A and Party B with respect to the lease of premises from Party A to Party B.

Article 1 Party A warrants that the premises leased by it hereunder comply with relevant laws and regulations on leased premises.

Article 2 Location and Area of the Premises

1.                   The premises leased from Party A to Party B hereunder are located at Building B1, 18 Changsheng Road, Changping District, the details of which are as set forth below:

Unit of Floor Area: Square Meter Unit of Monthly Rental: Yuan

Serial No.	Location and Floor	Floor Area	Unit Price Per Day (Yuan)	Monthly Rental (Yuan)	Remark
1	1st Floor of Building B1	1898.18	2.38	135530.05	including property management fee (excluding electricity fee and heat fee)

2	2nd Floor of Building B1	1693.44	2.38	120911.62	including property management fee (excluding electricity fee and heat fee)

	3rd Floor of Building B1	1607.21	2.38	114754.79	including property management fee (excluding electricity fee and heat fee)

	4th Floor of Building B1	296.10	2.38	21141.54	including property management fee (excluding electricity fee and heat fee)

	5th Floor of Building B1	746.80	2.38	53321.52	including property management fee (excluding electricity fee and heat fee)

	6th Floor of Building B1	747	2.38	53335.8	including property management fee (excluding electricity fee and heat fee)
	Room 316-318 at 3rd Floor of Building A2	542.8228	2.38	38757.55	including property management fee (excluding electricity fee and heat fee)
	Half of the Corridor at 2nd Floor of Building B1	98.7068	Free	Free	including property management fee (excluding electricity fee and heat fee)
	Basement of Building B1	210	Free	Free	including property management fee (excluding electricity fee and heat fee)

2.            The total area of the leased premises hereunder is 7531.5528 square meters (floor area). The monthly rental for the leased premises hereunder shall be 537752.87 yuan.

Article 3 Party A shall provide, among others, the ownership certificate with respect to the leased premises hereunder and its business license. Party B shall provide, among others, its business license (or identity certificate).

Article 4 Term and Purpose

1.             The term of lease for the 6th Floor of Building B1 shall commence from January 1, 2013 and end on March 31, 2015.

2.             The term of lease for the five floors from 1st Floor to 5th Floor of Building B1 shall commence from April 1, 2013 and end on March 31, 2015.

3.             The term of lease for Room 316-318 at 3rd Floor of Building A2 shall commence from April 1, 2013 and end on March 31, 2015.

4.             Party B undertakes to Party A that the leased premises hereunder be used only as offices.

5.             Party A shall have the right to withdraw and Party B shall timely return the leased premises hereunder upon the expiry of the term of lease hereunder.

If intending to renew the lease hereunder upon the expiry of the term thereof, Party B shall notify Party A of such intention in writing at least 2 months prior to such expiry and, with the consent of Party A thereto, shall execute a new lease contract with respect to such renewal.

Article 5 Rental and Method of Payment

1.                The monthly rental for the leased premises hereunder shall be ¥537752.87 yuan (in words: five hundred and thirty seven thousand seven hundred and fifty two point eight seven). Party A and Party B agree that the above amounts of rental shall include property management fee (for the property management services provided by Party A as set forth in Annex 1 hereto) so that Party B shall pay no property management fee in any other form to Party A, provided however that any fee for the electricity and heat solely consumed by Party B shall be solely borne by Party B as otherwise agreed with Party A or the property management company designated by Party A.

2.                Party A and Party B agree that, at the time of the delivery of the leased premises hereunder by Party A, Party B shall pay a security deposit equivalent to one month rental, i.e. ¥537752.87 yuan (in words: five hundred and thirty seven thousand seven hundred and fifty two point eight seven) to Party A. Party A shall issue a receipt voucher to Party B upon its receipt of such security deposit. Upon the termination of the lease hereunder, the security deposit received by Party A minus the fees to be borne by Party B as agreed herein shall be refunded to Party B on an interest free basis within ten business days of the date of such termination.

3.                Time and Method to Pay Rental: Party A and Party B agree that Party B shall pay three month rental on a quarterly basis by cheque according to the following payment schedule:

Party B shall pay rental for the three months from April to June, July to September, October to December, and January to March of the next year, separately, on March 25, June 25, September 25 and December 25 of each year as of 2013 (the rental for the 6th Floor of Building B1 for the six months from January to June shall be paid on March 25, 2013);

Any of the above dates of payment falling upon a holiday shall be postponed to the next non-holiday date but in no case later than the end of the month where such date falls in.

Party B shall pay the rental for the first payment period and the security deposit to Party A within three business days of the date of this Contract.

Party A shall issue an invoice for any rental received from Party B within three business days of its receipt of such rental.

Article 6 Relevant Charges and Taxes during the Term of Lease

1.                 Charges to Be Borne by Party A

Any property tax payable on the leased premises hereunder and the land on which the leased premises hereunder are built shall be paid by Party A in accordance with relevant laws and regulations. Any charge imposed by competent government authority with respect to the leased premises hereunder but not set forth in this Contract shall also be borne by Party A.

2.               Party B shall pay:

(1)            the fee for the electricity and heat solely consumed by Party B; and

(2)            the other fees to be solely borne by Party B on a timely basis.

Party A shall not unreasonably require Party B to pay any additional fee which has not been agreed as to be borne by Party B herein.

Article 7 Repair and Use of the Premises

1.               Party A shall procure the safe use of the leased premises hereunder through the term of lease hereunder. Unless otherwise agreed in this Contract and the supplementary provisions hereto, any repair of the leased premises hereunder and the facilities pertaining thereto (other than as resulted by the improper use by Party B) shall be borne by Party A, provided that Party A shall bear no obligation to repair any part of the fit-out or decoration made by Party B.

2.              Party B shall properly use the leased premises hereunder and the facilities pertaining thereto and shall promptly repair or indemnify for any damage thereof incurred due to its improper use thereof.

If intending to change, or fit out or install any equipment having influence on, the internal structure of the leased premises hereunder, Party B shall submit the proposed design of such change, fit-out or installation to Party A and, unless with the written consent of Party A thereto, shall not perform such change or fit-out or installation. Upon the expiry of the term of lease hereunder or upon the termination of the lease hereunder due to a reason attributable to Party B, Party A and Party B shall have the right to act in accordance one of the following provisions:

(1) the fit-out pertaining to the leased premises hereunder shall be the property of Party A; or

(2) Party B shall restore the leased premises hereunder to a “as it was” condition.

Article 8 Transfer and Sublease of the Premises

1.              Party A shall have the right to transfer the leased premises hereunder in accordance with the statutory procedures during the term of lease hereunder. Upon the transfer of the leased premises hereunder, this Contract shall remain binding upon the transferee thereof and Party B. Party A shall have the obligation to notify Party B of such transfer.

2.              Party B shall not sublease or sublet the leased premises hereunder without the consent of Party A.

Article 9 Amendment, Rescission and Termination

1.              This Contract may be amended or terminated by Party A and Party B upon consultation.

2.              Party B shall have the right to rescind this Contract upon the commitment of any of the following acts by Party A:

(1)         the failure to provide the leased premises hereunder, or the dissatisfaction of the premises provided thereby with the agreed conditions; or

(2)         the failure to perform its obligation to repair the leased premises hereunder as agreed herein, as a result of which Party B becomes unable to continue its operation.

3.              Party A shall have the right to rescind this Contract and withdraw the leased premises hereunder upon the commitment of any of the following acts by Party B during the term of lease hereunder:

(1)         sublease or sublet of the leased premises hereunder without the written consent of Party A;

(2)         demolishment or change of the structure of the leased premises hereunder without the written consent of Party A;

(3)         damage of the leased premises hereunder, and further failure to repair such damage within the reasonable time limit required by Party A;

(4)         change of the agreed purpose of the leased premises hereunder without the written consent of Party A;

(5)         use of the leased premises hereunder to store hazard substances or commit illegal act;

(6)         failure to timely pay the fees agreed to be borne by Party B herein, as a result of which Party A incurs material damage; or

(7)         default of any rental remaining overdue for an aggregate period of 2 or more months.

4.              If intending to renew the lease hereunder upon the expiry of the term thereof, Party B shall notify Party A of such intention in writing at least 2 months prior to such expiry. If Party A still intends to lease out the leased premises hereunder upon the expiry of the term of lease hereunder, Party B shall have the priority to lease such premises on the same conditions.

5.              This Contract shall be terminated upon the expiry of the term of lease hereunder.

6.              If the performance of this Contract is prevented by an event of force majeure, this Contract shall be terminated.

Article 10 Inspection of the Premises for the Purpose of Delivery and Withdrawal thereof

1.              Party A shall maintain the leased premises hereunder and the facilities and equipments pertaining thereto in a normal working condition.

2.              The inspection of the leased premises shall require the participation by both of Party A and Party B. Any objection to the fit-out, items or other hardware facilities and equipments of or in the leased premises hereunder shall be made immediately upon such inspection and, if with respect to any problem difficult to be ascertained immediately, shall be made within 15 days of such inspection.

3.              Upon the expiry of the term of lease hereunder, Party B shall return the leased premises hereunder and the facilities and equipment pertaining thereto to Party A in good condition with nothing left in or influencing the normal use of the leased premises hereunder, and Party A shall have the right to dispose of anything so left therein by Party B.

Article 11 Party A’s Liability for Default

1.              In the event of the rescission of this Contract due to the failure of Party A to deliver the leased premises hereunder as agreed herein, Party A shall pay liquidated damages equivalent to 5% of the total rental hereunder to Party B and, if such liquidated damages is insufficient to recover the losses incurred by Party B due to such failure, shall pay compensation to Party B until the full recovery of the foreseeable direct losses incurred by Party B due to such failure.

2.              In the event of any delay to deliver the leased premises hereunder by Party A, if Party B requires the continuous performance of this Contract by Party A, Party A shall pay an overdue penalty equivalent to 1 time of the daily rental hereunder for each day of such delay and shall also indemnify Party B for the losses incurred thereby due to such delay.

3.              If intending to early withdraw the leased premises hereunder in breach of this Contract, Party A shall notify Party B of such intention in writing on a two month prior basis and shall pay liquidated damages equivalent to 1 time of the monthly rental hereunder to Party B and, if such liquidated damages is insufficient to recover the losses incurred by Party B due to such withdrawal, shall pay compensation to Party B until the full recovery of such losses.

Article 12 Party B’s Liability for Breach

1.              Upon the commitment of any of the following acts by Party B during the term of lease hereunder, Party A shall have the right to terminate this Contract and withdraw the leased premises hereunder, and Party B shall pay liquidated damages equivalent to 5% of the total rental hereunder to Party A and, if such liquidated damages is insufficient to recover the losses incurred by Party A due to such act, shall pay compensation to Party A until the full recovery of the foreseeable direct losses incurred by Party A due to such act:

(1)         sublease or sublet of the leased premises hereunder without the written consent of Party A;

(2)         demolishment or change of the structure of the leased premises hereunder without the written consent of Party A;

(3)         change of the agreed purpose of the leased premises hereunder or use of the leased premises hereunder to commit illegal act; or

(4)         default of any rental remaining overdue for an aggregate period of 2 or more months.

2.              Party B shall pay overdue penalty for any overdue rental in an amount equivalent to 1 time of the daily rental hereunder for each day overdue during the term of lease hereunder.

3.              If intending to surrender the lease hereunder during the term of lease hereunder, Party B shall notify Party A of such intention in writing on a two month prior basis and shall pay liquidated damages equivalent to 1 time of the monthly rental hereunder to Party A and, if such liquidated damages is insufficient to recover the losses incurred by Party A due to such surrender, shall pay compensation to Party A until the full recovery of such losses.

4.              Party B shall return the leased premises hereunder on a timely basis as agreed herein upon the expiry of the term of lease hereunder. In the event of any delay to so return, Party B shall pay overdue penalty equivalent to 1 time of the monthly rental hereunder for each day of such delay to Party A and indemnify Party A for the direct loss incurred thereby due to such delay.

Article 13 Exemption of Liability

1.              Party A and Party B shall bear no liability to each other for their failure to perform this Contract due to an event of force majeure or for any loss resulted by such failure.

2.              Party A and Party B shall bear no liability to each other for any loss incurred thereby due to the demolishment or renovation of the leased premises hereunder as required by national policy.

3.              In the event of the termination of this Contract due to either of the above two reasons, the rental shall be calculated based on the number of months (or if less than one month based on the number of days) during which Party B has used the leased premises hereunder, and any shortfall or excess of the so-calculated amount from or over the paid rental shall be additionally paid by or refunded to Party B.

Article 14 Anything unmentioned in this Contract shall be stipulated in the supplementary provisions executed by Party A and Party B upon consultation. The supplementary provisions so executed shall be an integral part of and have the same legal force and effect with this Contract.

Article 15 Dispute Settlement

Any dispute arising from this Contract shall be settled upon consultation or submitted for mediation by Party A and Party B and, if failing to be settled upon consultation or mediation, may be submitted to the people’s court having jurisdiction over such dispute for litigation.

Article 16 Other Agreed Matters

Party B and the production safety office of Party A shall sign the production safety responsibility document. Party A suggests Party B to purchase property insurance for its own property within the leased premises hereunder so as to avoid the losses resulted from accidents.

Article 17 This Contract shall become effective upon the affixation of the seals of the legal representatives or authorized agents, and the corporate seals, of both Party A and Party B to this Contract, and expire on March 31, 2015.

Article 18 This Contract shall be made in four counterparts, and each of Party A and Party B shall hold two counterparts. All the counterparts shall be equally authentic.

Party A: China National Software and Service Co., Ltd.		Party B: AutoNavi Software Co., Ltd.
/seal/		/seal/
No. of Business License:		No. of Business License:
Telephone:		Telephone:
Fax:		Fax:
Address:		Address:
Postal Code:		Postal Code:
Authorized Representative:	/s/	Authorized Representative:	/s/
Date of Execution: March 1, 2013		Date of Execution: June 3, 2013